    As filed with the Securities and Exchange Commission on April 13, 2004.

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     TREMISIS ENERGY ACQUISITION CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                DELAWARE                                 20-0700684
----------------------------------------    ------------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

        1775 BROADWAY, SUITE 604
           NEW YORK, NEW YORK                              10019
----------------------------------------  --------------------------------------
(Address of Principal Executive Offices)               (Zip Code)

If this form relates to the               If this form relates to the
registration of a class of securities     registration of a class of securities
pursuant to Section 12(b) of the          pursuant to Section 12(g) of the
Exchange Act and is effective pursuant    Exchange Act and is effective pursuant
to General Instruction A.(c), please      to General Instruction A.(c), please
check the following box. |_|              check the following box. |X|


Securities Act registration statement file number to which this form relates:   333-113583
                                                                              ---------------
                                                                              (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:
                                                                   --------------------------

          Title of Each Class                  Name of Each Exchange on Which
            to be Registered                   Each Class is to be Registered
----------------------------------------    ------------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                                      UNITS
--------------------------------------------------------------------------------
                                (Title of Class)

                         COMMON STOCK, $.0001 PAR VALUE
--------------------------------------------------------------------------------
                                (Title of Class)

                         COMMON STOCK PURCHASE WARRANTS
--------------------------------------------------------------------------------
                                (Title of Class)

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The information required by this item is contained under the heading "Description of Securities" in the registration statement to which this Form 8-A relates (File No. 333-113583). This information is incorporated herein by reference.

ITEM 2. INDEX TO EXHIBITS.

*3.1     Amended and Restated Certificate of Incorporation
*3.2     By-Laws
*4.1     Specimen Unit Certificate
*4.2     Specimen Common Stock Certificate
*4.3     Specimen Warrant Certificate
*4.4     Form of Unit Purchase Option to be granted to Representative
*4.5 Form of Warrant Agreement between Continental Stock Transfer and Trust Company and the Registrant

     * Incorporated by reference from the Company's Registration Statement on Form S-1, as amended, which was initially filed with the Securities and Exchange Commission on March 12, 2004.


















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



                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                      TREMISIS ENERGY
                                      ACQUISITION CORPORATION


Date: April 13, 2004                  By: /s/ Lawrence S. Coben
                                         ----------------------
                                         Lawrence S. Coben
                                         Chairman



























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